Exhibit 99.1
Midwest Financial Community Meetings November 18-19, 2010

2 Forward Looking Statements and Other Disclosures Safe Harbor Statement Some of the Statements in this document concerning future company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities Corporation's 2009 Form 10-K filed with the SEC and our other SEC filings concerning factors that could cause those results to be different than contemplated in today's discussion. REG G Disclosure Today's discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake's performance, Chesapeake believes that the portions of the presentation, which include certain non-GAAP financial measures, provide helpful comparison for an investor's evaluation purposes. Gross Margin Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities. Other companies may calculate gross margin in a different manner. Net Income Excluding Merger Costs and FPU Results Certain net income information excludes all merger-related costs incurred in connection with the FPU merger from net income as reported in accordance with GAAP. Certain other net income information further excludes the result of operations of FPU for the period from the merger closing (October 28, 2009) to December 31, 2009 from net income as reported in accordance with GAAP. In addition, certain information is presented, which includes operating statistics of FPU prior to the merger with Chesapeake.

3 Generating Solid Results... Delivering Superior Value Organic Growth Expand our natural gas and electric distribution and transmission services into new geographic areas within our current service territories and beyond Expand our propane distribution business by leveraging our community gas system strategy and our bulk delivery expertise Pursue other organic growth opportunities that generate returns equal to or greater than our cost of capital Our strategy is to grow earnings from a stable utility foundation and invest in related businesses and services that provide opportunities for returns greater than traditional regulated returns. Acquisitions Pursue strategic acquisitions that are accretive to earnings after the full first year of integration Efficiencies and Performance Improvement Enhance marketing and communication channels to attract new customers Provide reliable and responsive customer service to existing customers Utilize expertise across our various businesses to improve overall performance Financial Strategy Disciplined investment and growth strategy Maintain a capital structure that enables us to access attractively priced capital Provide consistent, secure dividend with competitive dividend growth

4 Sustainable Growth is Dependent upon our Disciplined Financial Strategy Sustainable Growth Return on Equity - Book Yield = Retained Earnings Return on Equity on Reinvested Capital x Retained Earnings = Fundamental EPS Growth Fundamental EPS = Sustainable Growth Our Culture of Disciplined Growth is the Key. Sample Illustration 11.2% - 5.6% = 5.6% 11.2% x (1-57.6%) = 4.7% Implications Capital expenditures have to earn a return at or above our cost of capital and have to be enough to effectively deploy our cash flow (the cash flow generated by our operations less our dividend and adjusted to maintain our targeted capital structure). Capital expenditures above the level necessary to effectively deploy retained earnings can accelerate growth as long as we retain investor confidence

5 Performance Quadrant Peer ROE vs. Capital Expenditures - 2007-2009 Utility (Highly Regulated) Slightly Diversified Diversified Source: Bloomberg

6 2009 Net Income and Earnings Per Share Growth Record Net Income One-year growth rate of 16.8% (19.8% excluding merger costs) Five-year growth rate (annual compound growth rate) of 10.4% (12.1% excluding merger costs) 5.6% EPS and 10.4% NI Record Earnings Per Share One-year growth rate of 8.6% (11.2% excluding merger costs) Five-year growth rate (annual compound growth rate) of 5.6% (7.1% excluding merger costs) $10.7 $10.7 $13.2 $13.6 $15.9 $1.81 $1.76 $1.94 $1.98 $2.15 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $ - $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 2005 2006 2007 2008 2009 As Reported Net Income from Continuing Operations ($ in millions)

7 Nine Months 2010 versus 2009 Earnings Net Income and EPS growth of 95% and 41%, respectively Chesapeake's standalone earnings and EPS grew 20% and 17%, respectively, over 2009 * Does not include FPU's results for October 2009, nor the impact of the shares issued prior to the merger (October 28, 2009). For the nine months ended September 30, (in thousands except per share amounts) 2010 2009 Change Operating Income Regulated 32,360 $ 16,554 $ 15,806 $ Unregulated 4,732 5,233 (501) Other 650 (709) 1,359 Total Operating Income 37,742 21,078 16,664 Other Income Net of Other 206 19 187 Interest Charges 6,924 4,755 2,169 Income Before Taxes 31,024 16,342 14,682 Income Taxes 12,082 6,636 5,446 Net income 18,942 $ 9,706 $ 9,236 $ Diluted Earnings Per Share 1.98 $ 1.40 $ 0.58 $

Natural Gas Distribution Delmarva Customer Growth 8 2009 Large Commercial/ Industrial Customer Additions Delaware Technical and Community College Campus Local Hospital Various Manufacturing Plants 2010 Large Commercial/ Industrial Customer Additions Mountaire Farms Other various customers 42,009 45,378 48,487 50,663 51,891 52,734 0 10,000 20,000 30,000 40,000 50,000 60,000 2005 2006 2007 2008 2009 YTD 2010 Average Natural Gas Distribution Customers - Delmarva 4.65%

9 Natural Gas Distribution Delmarva Recent Developments On March 15, 2010, our Delmarva Natural Gas operation signed an agreement with Mountaire Farms Natural gas service to their poultry processing plant in Millsboro, DE Construction completed in May, 2010 with service beginning in June, 2010 Estimated annual margin which represents approximately 850 average residential heating customers One step closer to reaching the beach with natural gas On April 8, 2010 executed a new precedent agreement pursuant to which we will secure 40,000 dekatherms of natural gas by 2012 from TETCO's TEAM Project ESNG received approval from the FERC to construct the 8-mile extension 3-year phase-in of service 20,000 dt/day in year 1 growing to $4.3 million (40,000 dt/day) in year 3 Service expected to begin no later than January 2011 Gas will originate in the Rockies and the Marcellus Shale area Represents opportunity to increase supply diversity and reliability Enables to further grow and meet customer demand. Mountaire Farms TETCO Service to another industrial customer is expected to commence in later 2010 or early 2011. This service will add annual margin equivalent to 725 average residential heating customers.

10 2010 Natural Gas Distribution Florida Accomplishments Implemented merger related synergies and savings Customer Billing System Conversion - CFG Customers moved to E-CIS Consolidated Citrus County and South Florida Operations Consolidated Safety, Sales & Marketing, Engineering areas Consolidated Corporate Functions Accounting Conversion Implemented Best Practices Purchase of Indiantown Gas Company's natural gas assets University of South Florida contract executed - service to be initiated in 2011 Initiated service to Community Asphalt Signed Village of Golf community - 125 homes to convert from propane in 2011

11 Natural Gas Distribution Florida - Regulatory Plan Status of recovery of the Premium (Acquisition Adjustment) Florida PSC has a proactive philosophy as it relates to regulatory recovery of an acquisition premium Generally speaking, the Florida PSC allows recovery if the company can demonstrate improved customer service and lower costs sufficient to offset the revenue requirements associated with the recovery of the premium FPU's natural gas operation is currently earning a return on equity that is higher than approved by the PSC in FPU's last rate case There is a formal filing due to the Florida PSC on April 29, 2011 related to the impact of the merger on FPU's return on equity We routinely maintain contact with the PSC Staff and the Office of Public Counsel (OPC) to discuss a variety of issues As a part of this routine contact, we have initiated discussions regarding the impact on FPU's return of equity of known benefits, synergies, cost savings and cost increases, weather and other contributing factors and how these items should be addressed from a regulatory perspective

Natural Gas Transmission Growth 12 139% increase 2010 Accomplishments 2011 Opportunities 2010 expansion completed Expanded footprint in Maryland Interconnection with Texas Eastern is slated to be completed by January 2011 ESNG Rate Case $25,645 $2,883 $10,954 $6,979 $21,773 $68,234 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 Multi - Year System Capital Expenditures (in thousands) 78.8 85.9 105.7 110.2 114.0 122.9 132.3 158.5 166.8 172.9 187.0 188.4 0 20 40 60 80 100 120 140 160 180 200 Year - End Pipeline Capacity (dekatherms in thousands)

13 2010 Electric Distribution Accomplishments Renegotiating Purchase Power Agreement with Gulf Power - enabling Time-of-Use and Interruptible rates to meet requirements of City of Marianna franchise agreement Approval of 2010 through 2012 Storm Hardening Plan by PSC Performing a system-wide study of the operation of the electric system by year end Replacement of approximately 2 miles of underground facilities at the Amelia Island Plantation Upgrade of Northwest Division electric distribution feeder in accordance with the Storm Hardening Plan Completion by year end of approximately 3,800 electric distribution poles Continued replacement of relay equipment at the Step-down Substation - complete by year end

14 Propane Distribution and Marketing - Executing in all three areas Propane Distribution and Marketing - Executing in all three areas Successful Acquisition of Virginia LP Gas resulting in 1,000 customers added Growth in our CGS Systems Propane start-up in new territory in Maryland Successful marketing programs Volatility in the Propane Market benefits Xeron 326 CGS customers added in 2010 Combined operations in Florida Built Wholesale Terminal in FL; 100% subscribed in 1st year

15 Natural Gas Marketing - Building on its foundation Key YTD 2010 Accomplishments Growth in Florida (FPU): Organic Growth Currently supply two of the largest customers on FPU's system, 1.1 million therms annually Growth on Delmarva: Organic Growth Control (Bad Debt Expense): 2009: $362,000 - 0.630% of revenue YTD 9/30/2010: $56,481 - 0.136% of revenue Operating Income: 2009: $1.3 million (*) YTD 9/30/2010: $1.6 million (*) (*)excluding contribution from Valero

16 Advanced Information Services Key YTD 2010 Accomplishments Nine-percent increase in billable consulting hours Higher revenue from professional database monitoring and support solutions services TMhas been finished and is in beta phase internally Lower operating expenses from cost containment actions implemented in 2009 Enhanced employees' technical skills Monthly Managed Services Growth

17 Status of the Merger Integration Status of the Merger Integration

18 Return on Equity Our returns have been impressive despite pressure on the regulated side to reduce allowable returns.

(in thousands) Capital Expenditures 19 We have invested $170 million in capital expenditures over the last five years and are projected to invest an additional $54.8 million in capital expenditures in 2010. Of the $54.8 million capital budget, $12 million is targeted for FPU capital expenditures. $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 $55,000 $60,000 2005 2006 2007 2008 2009 2010 Projected Regulated Energy Unregulated Energy Other $33,424 $49,154 $30,142 $30,844 $26,294 $54,794

Total Capitalization 20 We are strongly capitalized and not highly leveraged, enabling us to make the capital investments to continue to capture new growth. $29.1 million of FPU's long-term debt was redeemed and was refinanced with short-term debt. This short-term debt is expected to be refinanced with CPK unsecured senior debt in 2011. Included in long-term debt above. $84,757 $111,152 $119,576 $123,073 $209,781 $222,099 $63,920 $78,706 $70,912 $93,078 $134,113 $133,807* $35,482 $27,554 $45,664 $33,000 $ 30,023 $13,973* $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 2005 2006 2007 2008 2009 9/30/2010 Shareholders' Equity Long - Term Debt Short - Term Debt (in thousands)

21 Balance Sheet Strength Strong equity capitalization, liquidity and access to capital support our growth strategy Discipline to make solid financial investments Exceeding our cost of capital Committed to: Solid equity capitalization Target is 50-60%; we are on target. Strong liquidity Total short-term debt capacity of approximately $130 million at competitively priced rates; $100 million available Redeemed two of five FPU series of first mortgage bonds on an unsecured basis at competitive terms and conditions (eliminating pledging of assets associated with that debt) Leads to access to capital at competitive prices

Competitive and Consistent Dividend 22 Future dividends are at the discretion of the Board and are based upon achieved and expected earnings growth Our current dividend represents 4.8% growth over the prior dividend. We are committed to dividend growth that can be supported by earnings growth. This requires that retained earnings are reinvested at returns at or above our cost of capital. $1.00 $1.04 $1.08 $1.10 $1.10 $1.10 $1.12 $1.14 $1.16 $1.18 $1.22 $1.26 $0.00 $0.15 $0.30 $0.45 $0.60 $0.75 $0.90 $1.05 $1.20 $1.35 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Annualized Dividend Per Share Dividend Payout Ratio Dividend Payout Ratio Annualized Dividend

23 Generating Increased Shareholder Value Our shareholders have experienced solid returns on their Chesapeake investments The strategic combination of Chesapeake and Florida Public Utilities Company adds value for our shareholders and increases opportunities for our customers, employees and the communities we serve Chesapeake has performed well relative to its peers and the broader market Growth in Investment Growth in Earnings Growth in Dividend and Shareholder Value * Represents time stock has been traded on NYSE

Right on Target.

Appendices

26 Business Structure Electric Distribution Florida Public Utilities Company Regulated Energy, 89% Unregulated Energy, 9%

27 Increased Scale and Scope For the Year Ended December 31, 2009 CPK FPU Combined Company Average Customers: Natural Gas Propane Electric 70,377 34,940 0 52,071 13,741 30,916 122,448 48,681 30,916 Total Customers 105,317 96,728 202,045 Employees 425 332 757 Net Plant $241 million $194 million $435 million Shareholder OwnershipAs of October 2009 6,899,450 2,488,584 9,388,034 Florida Counties (4/20/2009) 23 19 34

28 Our Profile in Terms of Margin (in millions) Note: Customer data reflects 9 months ended September 30, 2010.